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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 25, 2002

                               AXEDA SYSTEMS INC.
                           --------------------------

               (Exact name of registrant as specified in charter)


             DELAWARE                 000-26287           23-2763854
             --------                 ---------           ----------
   (State of other jurisdiction      (Commission        (IRS Employer
        of incorporation)            File Number)     Identification No.)


    257 Great Valley Parkway, Malvern, Pennsylvania          19355
        --------------------------------------               -----
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (800) 700-0362

                          RAVISENT Technologies Inc.
                                --------------
        (Former name or former address, if changed since last report.)
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                             Item 5. Other Events.

On February 22, 2002, Axeda Systems Inc. (the "Company") set the time and date for its 2002 Annual Meeting of Stockholders as 9:00 a.m. on Monday, June 17, 2002. The Company's 2002 Annual Meeting will be held at The Marriott, 35 Foxborough Boulevard, Foxborough, MA 02035. The record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting will be May 3, 2002.

The Company will mail a proxy statement to stockholders with instructions on voting procedures prior to the 2002 Annual Meeting. The proxy statement will contain important information and should be read carefully. Stockholders are entitled to submit proposals for consideration for inclusion in the proxy statement.

Because the meeting date is more than 30 days in advance of the date of last year's meeting, the Company is informing its stockholders that stockholder proposals must be received by the Company no later than the close of business on March 31, 2002. Notice of stockholder proposals received after close of business on March 31, 2002 will be considered untimely and will not be considered for inclusion in the proxy statement for the 2002 Annual Meeting.
The time limit set forth in this paragraph also applies in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority.

The appropriate notice must be given to the Secretary of the Company, whose address is 257 Great Valley Parkway, Malvern, Pennsylvania 19355.

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits
     --------

The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.


 Exhibit
   No.            Description
 -------          --------------------------------------------------------------

   3.4 Bylaws of Axeda Systems Inc., as amended by the Board of Directors on February 22, 2002 and as currently in effect.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AXEDA SYSTEMS INC.
                                 (Registrant)


Date:  February 27, 2002               By:  /s/ Thomas J. Fogarty
                                       ------------------------------------
                                       Thomas J. Fogarty,
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX

 Exhibit
   No.           Description
 -------         ---------------------------------------------------------------

  3.4 Bylaws of Axeda Systems Inc., as amended by the Board of Directors on February 22, 2002 and as currently in effect.